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                                                                    EXHIBIT 99.4
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
[X] Please mark your votes as in this example.
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1.   Election of directors.
                   FOR all nominees listed below                                            WITHHOLD AUTHORITY
             (except as marked to the contrary below)                             to vote for all nominees listed below
                                [ ]                                                                [ ]
Nominees:    Donald R. Horton, Bradley S. Anderson, Richard Beckwitt, Samuel R. Fuller, Richard I. Galland, Richard L. Horton,
             Terrill J. Horton, Francine I. Neff, Scott J. Stone, and Donald J. Tomnitz

(INSTRUCTION:  To withhold authority to vote for any individual nominee write that nominee's name in the space provided below:)

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2.  Approval of the Agreement and Plan of Merger between Schuler Homes, Inc. and D.R. Horton, Inc., and the transactions contemplated thereby, including the issuance of D.R. Horton common stock in connection with the merger.
                                 FOR                      AGAINST                       ABSTAIN
                                 [ ]                        [ ]                           [ ]
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3.   Amendment of the D.R. Horton, Inc. 1991 Stock Incentive Plan, to increase the number of shares of common stock, $.01 par value, available for issuance by 1,600,000 shares.
                                 FOR                      AGAINST                       ABSTAIN
                                 [ ]                        [ ]                           [ ]
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4.   In their discretion to transact such other business as may properly come before the meeting or any adjournment thereof.
                                 FOR                      AGAINST                       ABSTAIN
                                 [ ]                        [ ]                           [ ]
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Please indicate by checking the box at right if you plan to attend the meeting..................................................[ ]

                                                                       This proxy must be signed exactly as the stockholder name
                                                                       appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor,
                                                                       administrator, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate
                                                                       name by President or other authorized officer. If a
                                                                       partnership, please sign in partnership name by authorized person.

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                                                                                   SIGNATURE(S)                      DATE


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                                                      o FOLD AND DETACH HERE o
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                                D.R. HORTON, INC.
                          PROXY VOTING INSTRUCTION CARD

Dear D.R. Horton Stockholder:

         Your vote is important. Please consider the merger of Schuler Homes Inc., a Delaware corporation, with and into D.R. Horton, Inc., discussed in the enclosed Proxy Statement/Prospectus of D.R. Horton, Inc. and Schuler Homes, Inc., and cast your vote by:

          o Completing, dating, signing and mailing the proxy card in the enclosed postage-paid envelope; or

          o    If the envelope is missing send the proxy card to:

                           D.R. Horton, Inc.
                           1901 Ascension Blvd., Suite 100
                           Arlington, Texas  76006
                           Attn:  Vice President and Corporate Counsel

         If you receive more than one set of proxy materials from D.R. Horton, Inc. please act promptly on each set you receive because each set of proxy materials may represent separate shares. If you return multiple cards, you may use the same return envelope.

         If you wish to revoke your proxy you may do so at any time before your proxy is voted at the annual meeting. You can do this in one of three ways: (1) you can send a written notice stating that you want to revoke your proxy; (2) you can complete and submit a new proxy card; or (3) you can attend the D.R. Horton, Inc. annual meeting and vote in person. You must submit your notice of revocation or a new proxy card to D.R. Horton, Inc. at the address set forth above. For further instructions on how to revoke your proxy please see the enclosed Proxy Statement/Prospectus.

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                                D.R. HORTON, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           OF THE COMPANY FOR THE ANNUAL MEETING ON FEBRUARY 21, 2002

         The undersigned, a stockholder of D.R. Horton, Inc., a Delaware corporation ("D.R. Horton"), acknowledges receipt of a copy of the Proxy Statement/Prospectus of D.R. Horton and Schuler Homes, Inc., a Delaware corporation; and, revoking any proxy previously given, hereby constitutes and appoints Donald R. Horton, Donald J. Tomnitz and Samuel R. Fuller, and each of them, his, her or its true and lawful agents and proxies with full power of substitution in each, to vote the shares of common stock of D.R. Horton standing in the name of the undersigned at the annual meeting of stockholders of D.R. Horton to be held on February 21, 2002 at 11:00 a.m., local time and at any adjournment thereof, on all matters coming before such meeting as set forth on the reverse hereof.

         THE BOARD OF DIRECTORS OF D.R. HORTON RECOMMENDS THAT YOU VOTE FOR THE NOMINEES FOR DIRECTORS, APPROVAL OF THE MERGER AND THE AMENDMENT OF THE D.R. HORTON, INC. 1991 STOCK INCENTIVE PLAN. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS, APPROVAL OF THE MERGER AND THE AMENDMENT OF THE D.R. HORTON, INC. 1991 STOCK INCENTIVE PLAN.



        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.



                          YOUR VOTE IS VERY IMPORTANT.


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                                                                SEE REVERSE
                                                                   SIDE
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                            o FOLD AND DETACH HERE o

                      THE ANNUAL MEETING OF STOCKHOLDERS OF
                                D.R. HORTON, INC.
                                WILL BE HELD AT:

                                D.R. Horton, Inc.
                         1901 Ascension Blvd., Suite 100
                             Arlington, Texas 76006
                                February 21, 2002
                             11:00 a.m., Local Time

         For your vote to count your proxy card must be received prior to the annual meeting on February 21, 2002. Regardless of the number of shares you own or whether you plan to attend the meeting, it is important that your shares be represented and voted. Please complete, sign, date and return this proxy card. Returning this proxy card does NOT deprive you of your right to attend the meeting and to vote your shares in person. If you fail to return the proxy card or vote in person at the annual meeting, it will have the same effect as a vote against the merger.